January 27, 2011

                          TOUCHSTONE FUNDS GROUP TRUST
                  Touchstone Healthcare and Biotechnology Fund


Dear Shareholder:

      The Prospectus/Proxy Statement that accompanies this letter describes a proposed reorganization of the Touchstone Healthcare and Biotechnology Fund, a series of Touchstone Funds Group Trust, into the Touchstone Large Cap Growth Fund, a series of Touchstone Strategic Trust (the "Reorganization"). You are being asked to vote on this proposal. The Board of Trustees of the Touchstone Funds Group Trust has approved the proposal and recommends that you vote FOR the proposal.

      The Prospectus/Proxy Statement contains details about the Touchstone Large Cap Growth Fund's investment objective, policies, management and costs that are important for you to know. I urge you to take the time to review it carefully. The Touchstone Large Cap Growth Fund's investment goal is substantially similar to that of the Touchstone Healthcare and Biotechnology Fund. Your vote is important no matter how many shares you own. I would like to answer some initial basic questions about the proposed Reorganization.

WHY ARE YOU DOING THIS?

      Prospects for future growth of the Touchstone Healthcare and Biotechnology Fund are limited given its comparatively poor performance and the growing popularity of more cost-effective sector ETFs. Without the Reorganization it will not be economically practicable for Touchstone Advisors, Inc. to continue to serve as investment advisor to the shareholders of the Touchstone Healthcare and Biotechnology Fund.

WHAT WILL HAPPEN TO MY EXISTING SHARES?

      If shareholders of the Touchstone Healthcare and Biotechnology Fund approve the Reorganization, your shares of the Touchstone Healthcare and Biotechnology Fund will be exchanged for shares of the Touchstone Large Cap Growth Fund. Therefore, in exchange for Class A shares and Class C shares of the Touchstone Healthcare and Biotechnology Fund that you own at the time of the Reorganization, you will receive Class A shares and Class C shares, respectively, of the Touchstone Large Cap Growth Fund. The shares of the Touchstone Large Cap Growth Fund that you receive following the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of your shares of the Touchstone Healthcare and Biotechnology Fund immediately prior to the Reorganization so that there will be no change in the value of your investment as a result of the Reorganization.

HOW WILL THE FEES COMPARE?

      Set forth below is a comparison of the expenses of the Class A and Class C shares of the Touchstone Healthcare and Biotechnology Fund (as of September 30,
2010) and Class A and Class C shares of the Touchstone Large Cap Growth Fund (as of September 30, 2010). The Management Fees and Total Annual Fund Operating Expenses of the Touchstone Healthcare and Biotechnology Fund are higher than those of the Touchstone Large Cap Growth Fund. Touchstone Advisors, Inc., the advisor to each Fund, has contractually agreed to waive its fees and reimburse expenses through January 27, 2012 for the Touchstone Healthcare and Biotechnology Fund and July 28, 2012 for the Touchstone Large Cap Growth Fund so that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for each fund will be as shown below.

------------------------------------------------------------------------------------------------------
                                        Healthcare and      Large Cap  Healthcare and   Large Cap
                                        Biotechnology Fund  Growth     Biotechnology    Growth Fund
                                        Class A             Fund       Fund             Class C
                                                            Class A    Class C
------------------------------------------------------------------------------------------------------
Management Fees                         1.00%               0.71%      1.00%            0.71%
------------------------------------------------------------------------------------------------------
Distribution and/or Service             0.25%               0.25%      1.00%            1.00%
(12b-1) Fees
------------------------------------------------------------------------------------------------------
Other Expenses                          0.88%               0.41%      1.22%            0.43%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses    2.13%               1.37%      3.22%            2.14%
------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement 0.58%               0.12%      0.92%            0.14%
------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses    1.55%               1.25%      2.30%            2.00%
After Fee Waiver and/or Expense
Reimbursement
------------------------------------------------------------------------------------------------------

WILL I HAVE TO PAY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

      Shareholders are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for shares of the Touchstone Large Cap Growth Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

WHAT ARE MY CHOICES?

      On the enclosed proxy card you have three options. You may vote YES, as the Trustees and management of the Touchstone Funds Group Trust recommends. You may vote NO, or you may ABSTAIN. An abstain vote is not a neutral response; it is the equivalent of a No vote. Approval of the Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Touchstone Healthcare and Biotechnology Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Touchstone Healthcare and Biotechnology Fund present at a meeting if more than 50% of the outstanding voting securities of the Touchstone Healthcare and Biotechnology Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Touchstone Healthcare and Biotechnology Fund. If the shareholders of the Touchstone Healthcare and Biotechnology Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action in the best interest of shareholders.

      Shares will be voted at a Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Time, on March 18, 2011, at the offices of the Touchstone Funds Group Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Or you may follow the instructions on your proxy card to call in your vote or vote through the Internet.

      If you have any questions about the proxy card, please call Touchstone Funds Group Trust at 1-800-543-0407. If we do not receive your vote within a few days, you may be contacted by Computershare, our proxy solicitor, who will remind you to vote.

      Thank you for considering the proposal carefully.


Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Funds Group Trust

                          TOUCHSTONE FUNDS GROUP TRUST

                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202

                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on March 18, 2011

To the Shareholders of the Touchstone Healthcare and Biotechnology Fund:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Healthcare and Biotechnology Fund of the Touchstone Funds Group Trust, will be held at the offices of the Touchstone Funds Group Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202 on March 18, 2011 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

            To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Touchstone Healthcare and Biotechnology Fund (the "Healthcare Fund") by the Touchstone Large Cap Growth Fund (the "Large Cap Growth Fund"), a series of the Touchstone Strategic Trust, in exchange for shares of the Large Cap Growth Fund and the assumption by the Large Cap Growth Fund of the liabilities of the Healthcare Fund. The Plan also provides for pro rata distribution of shares of the Large Cap Growth Fund to shareholders of the Healthcare Fund in liquidation and subsequent termination of the Healthcare Fund.

      The Board of Trustees has fixed the close of business on January 18, 2011 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                               By order of the Board of Trustees

                                               /s/ Jill T. McGruder

                                               Jill T. McGruder
                                               President
                                               Touchstone Funds Group Trust
January 27, 2011

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Touchstone Funds Group Trust in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                       VALID SIGNATURE
------------                                       ---------------

CORPORATE ACCOUNTS
------------------

(1)  ABC Corp. . . . . . . . . . . . . . . . . . . ABC Corp.

(2)  ABC Corp. . . . . . . . . . . . . . . . . . . John Doe, Treasurer

(3)  ABC Corp.
     c/o John Doe, Treasurer . . . . . . . . . . . John Doe

(4)  ABC Corp. Profit Sharing Plan . . . . . . . . John Doe, Trustee

TRUST ACCOUNTS
--------------

(1)  ABC Trust . . . . . . . . . . . . . . . . . . Jane B. Doe, Trustee

(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78 . . . . . . . . . . . . . . .  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA . . . . . . . . John B. Smith

(2)  Estate of John B. Smith . . . . . . . . . . . John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT

                    Acquisition of Assets and Liabilities of

                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By And In Exchange For Shares of

                        TOUCHSTONE LARGE CAP GROWTH FUND

                                   a series of

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                                January 27, 2011


      This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of the Touchstone Healthcare and Biotechnology Fund (the "Healthcare Fund") for consideration at a Special Meeting of Shareholders of Touchstone Funds Group Trust to be held on March 18, 2011 at 10:00 a.m. Eastern Time at the offices of the Touchstone Funds Group Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202, and any adjournments thereof (the "Meeting"). The statement of additional information, dated January 27, 2011, which relates to this Prospectus/Proxy Statement and the Reorganization is available upon oral or written request and without charge by calling (800) 543-0407 or by writing to Touchstone Funds Group Trust at P.O. Box 5354, Cincinnati, OH 45201-5354.

                                     GENERAL

      The Board of Trustees of the Touchstone Funds Group Trust has approved the proposed reorganization of the Healthcare Fund into the Touchstone Large Cap Growth Fund (the "Large Cap Growth Fund"), a series of Touchstone Strategic Trust. Each Fund is an open-end management investment company. The Healthcare Fund and the Large Cap Growth Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds." Touchstone Strategic Trust and Touchstone Funds Group Trust are sometimes referred to in this Prospectus/Proxy Statement individually as a "Trust" and collectively as the "Trusts."

      In the reorganization, all of the assets of the Healthcare Fund will be transferred to the Large Cap Growth Fund in exchange for Class A and Class C shares of the Large Cap Growth Fund and the assumption by the Large Cap Growth Fund of all the liabilities of the Healthcare Fund (the "Reorganization"). If the Reorganization is approved, shares of the Large Cap Growth Fund will be distributed to shareholders of the Healthcare Fund in liquidation of the Healthcare Fund, and the Healthcare Fund will be terminated as a series of the Touchstone Funds Group Trust. If you own Class A shares of the Healthcare Fund you will receive Class A shares of the Large Cap Growth Fund. If you own Class C shares of the Healthcare Fund you will receive Class C shares of the Large Cap Growth Fund. The total value of your investment will not change as a result of the Reorganization. You will not incur any sales loads or similar transaction charges as a result of the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

      Because you, as a shareholder of the Healthcare Fund, are being asked to approve transactions that will result in you holding shares of the Large Cap Growth Fund, this Proxy Statement also serves as a Prospectus for the Large Cap Growth Fund. This Prospectus/Proxy Statement, which you should retain for future reference, contains important information about the Large Cap Growth Fund that you should know before voting or investing. Please read it carefully. Additional information concerning the Healthcare Fund and the Large Cap Growth Fund is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC") and all of the documents described below are incorporated herein by reference (legally considered to be part of this Prospectus/Proxy Statement):

------------------------------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT THE HEALTHCARE FUND:                                HOW TO OBTAIN THIS INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
Annual Report of the Touchstone Funds Group Trust relating            Copies are available upon request and without charge if you:
to the Fund for the year ended September 30, 2010
                                                                      o     Write to the Touchstone Funds Group Trust at P.O. Box
                                                                            5354, Cincinnati, OH 45201-5354; or

                                                                      o     Call (800) 543-0407 toll-free.

------------------------------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT THE LARGE CAP GROWTH FUND:                          HOW TO OBTAIN THIS INFORMATION:
------------------------------------------------------------------------------------------------------------------------------------
Prospectus of the Touchstone Strategic Trust relating to the Fund     A copy is available upon request and without charge if you:
dated July 29, 2010 as amended from time to
time ("TST Prospectus")                                               o     Write to the Touchstone Strategic Trust at P.O. Box
                                                                            5354, Cincinnati, OH 45201-5354; or
Statement of Additional Information of the Touchstone Strategic
Trust relating to the Fund dated July 29, 2010 as amended from        o     Call (800) 543-0407 toll-free.
time to time ("TST SAI")

Semi-Annual Report of the Touchstone Strategic Trust relating to the Fund for the semiannual period ended September 30, 2010

Annual Report of the Touchstone Strategic Trust relating to the
Fund for the year ended March 31, 2010
------------------------------------------------------------------------------------------------------------------------------------

      You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      AN INVESTMENT IN THE LARGE CAP GROWTH FUND:

[ ]   IS NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK

[ ] IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

[ ]   IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

[ ]   INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL
      INVESTMENT

                                TABLE OF CONTENTS

SUMMARY.....................................................................
      Why is the Reorganization being proposed? ............................
      What are the key features of the Reorganization? .....................
      After the Reorganization, what shares of Touchstone will I own?.......
      How will the Reorganization affect me?................................
      How do the Trustees recommend that I vote?............................
      How do the Funds' investment goals and, principal investment strategies compare?................................................
      How do the Funds' investment limitations compare?.....................
      How do the Funds' fees and expenses compare?..........................
      How do the Funds' performance records compare?........................
      Will I be able to purchase, redeem and exchange shares and receive distributions the same way?...........................................
      Who will be the Advisor, Sub-Advisor and Portfolio Manager of my
         Fund after the Reorganization? What will the advisory fees be after the Reorganization?..........................................
      Will the Large Cap Growth Fund have the same service providers as the Healthcare Fund?...............................................
      What will be the primary federal income tax consequences of the Reorganization?................................................
RISKS.......................................................................
      Are the risk factors for the Funds similar?...........................
      What are the primary risks of investing in each Fund?.................
      Are there any other risks of investing in each Fund?..................
INFORMATION ABOUT THE REORGANIZATION........................................
      Reasons for the Reorganization........................................
      Agreement and Plan of Reorganization..................................
      Description of the Securities to be Issued............................
      Federal Income Tax Consequences.......................................
      Pro Forma Capitalization..............................................
      Distribution of Shares................................................
      Purchase and Redemption Procedures....................................
      Exchange Privileges...................................................
      Dividend Policy.......................................................
INFORMATION ON SHAREHOLDERS' RIGHTS.........................................
      Form of Organization..................................................
      Capitalization........................................................
      Shareholder Liability.................................................
      Shareholder Meetings and Voting Rights................................
      Liquidation...........................................................
      Liability and Indemnification of Trustees.............................
VOTING INFORMATION CONCERNING THE MEETING...................................
      Shareholder Information...............................................
      Control Persons and Principal Holders of Securities...................
FINANCIAL STATEMENTS AND EXPERTS............................................
LEGAL MATTERS...............................................................
ADDITIONAL INFORMATION......................................................
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................
OTHER BUSINESS..............................................................
EXHIBIT A: Agreement and Plan of Reorganization............................. A-1

                                     SUMMARY

      This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the TST Prospectus, the TST SAI and a form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

      WHY IS THE REORGANIZATION BEING PROPOSED?

      The Advisor believes that the Healthcare Fund's prospects for future growth are limited given its relatively poor performance and the growing popularity of more cost-effective sector ETFs. In addition, the Advisor believes that the Healthcare Fund currently lacks the asset levels needed to absorb operating expenses and does not anticipate the Healthcare Fund's asset levels increasing materially. The average annual total returns for the Large Cap Growth Fund were higher than that of the Healthcare Fund for the one-, three- and five-year periods ended December 31, 2009. The Management Fees and Total Annual Fund Operating Expenses of the Healthcare Fund are higher than those of the Large Cap Growth Fund. The Trustees of Touchstone Funds Group Trust believe that the Reorganization is in the best interests of the Healthcare Fund's shareholders.

      WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

      The Plan sets forth the key features of the Reorganization. A description of the Reorganization is set out in the Plan, a form of which is attached as Exhibit A. The Plan generally provides for the following:

      [ ] the transfer of all of the assets of the Healthcare Fund to the Large Cap Growth Fund in exchange for shares of the Large Cap Growth Fund;

      [ ] the assumption by the Large Cap Growth Fund of all of the liabilities of the Healthcare Fund;

      [ ] the termination of the Healthcare Fund subsequent to the distribution of shares of the Large Cap Growth Fund to the Healthcare Fund's shareholders in complete liquidation of the Healthcare Fund; and

      [ ] the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

      The Reorganization is expected to be completed on or about March 25, 2011.

      AFTER THE REORGANIZATION, WHAT SHARES OF TOUCHSTONE WILL I OWN?

      Shareholders owning Class A shares of the Healthcare Fund will own Class A shares of the Large Cap Growth Fund. Shareholders owning Class C shares of the Healthcare Fund will own Class C shares of the Large Cap Growth Fund. The new shares you receive will have the same total value as your shares of the Healthcare Fund as of the close of business on the day immediately prior to the Reorganization.

      HOW WILL THE REORGANIZATION AFFECT ME?

      It is anticipated that the Reorganization will benefit you for the reasons stated below, although no assurance can be given that the Reorganization will result in any such benefits. After the Reorganization, operating efficiencies may be achieved by the Large Cap Growth Fund because it will have a greater level of combined assets than the Healthcare Fund. As of September 30, 2010, the Healthcare Fund and the Large Cap Growth Fund's total net assets were approximately $26 million and $693 million, respectively which, when combined, could lead to operating efficiencies and lower operating costs for the Funds' shareholders. It is anticipated that the Reorganization will result in lower expenses due to the Large Cap Growth Fund having lower Management Fees and Total Annual Fund Operating Expenses than those of the Healthcare Fund.

      After the Reorganization, the Healthcare Fund will cease to exist and the value of your shares will depend on the performance of the Large Cap Growth Fund. Neither the Funds nor the shareholders will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Touchstone Advisors, Inc.

      Like the Healthcare Fund, the Large Cap Growth Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains at least annually. These dividends and distributions will continue to be reinvested in the same class of shares of the Large Cap Growth Fund you receive in the Reorganization or, if you have so elected, distributed in cash or invested in other funds of the Trusts.

      Although Touchstone Advisors, Inc. is the advisor to both Funds, the Funds do have different sub-advisors. The Large Cap Growth Fund is sub-advised by Navellier & Associates, Inc. ("Navellier") while the Healthcare Fund is sub-advised by Turner Investment Partners, Inc. ("TIP" together with "Navellier," the "Sub-Advisors"). After the Reorganization, the Large Cap Growth Fund will continue to be sub-advised by Navellier.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

      HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

      The Trustees of the Touchstone Funds Group Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of the Healthcare Fund and that their interests will not be diluted in value as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of shareholders of the Healthcare Fund and recommend a vote for the Reorganization.

      The Trustees of Touchstone Strategic Trust have also approved the Plan on behalf of the Large Cap Growth Fund.

      HOW DO THE FUNDS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

      The investment goal of each Fund is substantially similar. The Large Cap Growth Fund seeks long term growth of capital while the Healthcare Fund seeks long-term capital appreciation. The investment goal of each Fund is non-fundamental, which means that it may be changed by vote of the Trustees without shareholder approval.

      Except for each Fund's concentration policy and the market capitalization range for acquiring portfolio securities, the investment strategies of each Fund are similar. As part of each Fund's principal investment strategy, each Fund invests in common stocks of U.S. companies.

      INVESTMENTS IN HEALTHCARE SECURITIES

      The Healthcare Fund invests at least 80% of its assets in common stocks of healthcare and biotechnology companies. However, the Large Cap Growth Fund typically does not focus its investments in common stocks of healthcare and biotechnology companies. Each Fund's concentration policy is described below in the section entitled "How do the Funds' Fundamental Investment Limitations compare?"

      MARKET CAPITALIZATION RANGE

      The Healthcare Fund may invest in companies of any size but the Fund typically invests in medium to large capitalization companies. In comparison, the Large Cap Growth Fund invests 80% of its assets in common stocks of large cap companies.

      The following table describes the investment goal and principal investment strategies of the Healthcare Fund and the Large Cap Growth Fund.

--------------------------------------------------------------------------------
                Healthcare Fund                     Large Cap Growth Fund
--------------------------------------------------------------------------------
Investment      Long-term capital appreciation.     Long-term growth of capital.
Goal
--------------------------------------------------------------------------------

Principal       The Fund invests, under normal      Under normal circumstances,
Investment      market conditions, at least 80%     the Fund will invest at
Strategies      of its assets in common stocks      least 80% of its assets in
                of healthcare and biotechnology     common stocks of large cap
                companies that are traded in the    U.S. companies. This is a
                U.S. This is a non-fundamental      non-fundamental investment
                investment policy that can be       policy that can be changed
                changed by the Fund upon 60         by the Fund upon 60 days'
                days' prior notice to               prior notice to
                shareholders.                       shareholders. A large cap
                                                    company has a market
                The Fund concentrates its           capitalization found within
                investments in the healthcare       the Russell 1000 Index
                and biotechnology industries.       (between $283 billion and
                Healthcare companies include        $1.3 billion at the time of
                pharmaceutical companies,           its most recent
                companies involved in research      reconstitution on May 31,
                and development of                  2010) at the time of
                pharmaceutical products and         purchase.
                services, companies involved in
                the operation of healthcare         The Fund is non-diversified
                facilities, and the companies       and may invest a significant
                that support the production,        percentage of its assets in
                manufacturing, sale and/or          the securities of one
                distribution of medicines,          issuer. The Fund may invest
                                                    up to 10% of its total
                                                    assets in the securities of
                                                    one company. The Fund's
                                                    investments may include
                                                    companies in the technology
                                                    sector.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                medical supplies, medical           The Fund may engage in
                services and other                  frequent and active trading
                healthcare-related products and     as part of its principal
                services. Biotechnology             investment strategy.
                companies are those that engage
                in the research, development,       The sub-advisor, Navellier
                and manufacture of various          seeks to identify and select
                biotechnological products,          inefficiently priced
                services, and processes;            securities with strong
                manufacture and/or distribute       appreciation potential by
                biotechnological and biomedical     employing a proprietary
                products, including devices and     investment process.
                instruments; provide or benefit     Navellier's proprietary
                significantly from scientific       investment process is a
                and technological advances in       disciplined quantitative,
                biotechnology; or provide           objective, "bottom-up,"
                processes or services instead       process and contains the
                of, or in addition to, products.    following three steps. In
                To determine whether a potential    the first step of the
                investment is doing business in     investment process,
                the healthcare or biotechnology     Navellier calculates and
                sectors, the sub-advisor, TIP       analyzes a "reward/risk
                generally considers whether (i)     ratio" for each potential
                the company earns at least 50%      investment. The reward/risk
                of its gross income from the        ratio is designed to
                healthcare or biotechnology         identify stocks with above
                sectors; (ii) at least 50% of       average potential returns
                its assets are devoted to           and adjusted for risk. In
                producing revenues from the         the second step of the
                healthcare or biotechnology         investment process,
                sectors; or (iii) the company is    Navellier applies two or
                listed within the Healthcare        more sets of fundamental
                Company sector universe             criteria to identify
                maintained by Frank Russell &       attractive stocks among
                Co.                                 those with favorable
                                                    reward/risk ratios. Examples
                While the Fund typically invests    of these criteria include
                in the common stocks of medium      earnings growth, profit
                to large capitalization             margins, reasonable
                companies, it may invest in         price/earnings ratios based
                companies of any size in seeking    on expected future earnings,
                to achieve its investment goal.     and various other
                These securities may be traded      fundamental criteria. Stocks
                over the counter or listed on an    with a combination of the
                exchange. It is not expected        applicable criteria are
                that the Fund will own a            further considered in the
                substantial amount of securities    third and final step of the
                that pay dividends. TIP pursues     investment process, which
                a bottom-up approach that           addresses the construction
                emphasizes fundamental research     of the portfolio. Stocks are
                analysis to find growth             selected and weighted
                companies with superior earnings    according to a disciplined
                prospects, reasonable               methodology designed to
                valuations, and favorable           maximize potential return
                trading-volume and price            and minimize potential risk.
                patterns. TIP generally
                considers selling a security        Every quarter Navellier
                when it detects a deterioration     evaluates the fundamental
                in the company's earnings           criteria used in the second
                potential or when other             step of the investment
                opportunities appear more           process. The criteria
                attractive.                         included in this step and
                                                    the relative weightings of
                The Fund is non-diversified and     each fundamental criterion
                may invest a significant            are adjusted as necessary.
                percentage of its assets in the     This allows Navellier to
                securities of a single company.     monitor which criteria
                The Fund may engage in frequent     appear to be in favor in the
                and active trading of securities    financial markets. If a
                as part of its principal            security held by the Fund
                investment strategy.                does not meet the
                                                    requirements of each step of
                                                    Navellier's investment
                                                    process, then Navellier will
                                                    evaluate the security and,
                                                    if necessary, replace it.
--------------------------------------------------------------------------------

      HOW DO THE FUNDS' INVESTMENT LIMITATIONS COMPARE?

      Except for each Fund's concentration policy, the investment limitations of the Large Cap Growth Fund are substantially similar to the investment limitations of the Healthcare Fund. A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. The following table compares the fundamental investment limitations of the Large Cap Growth Fund and the Healthcare Fund.

--------------------------------------------------------------------------------
                      LARGE CAP GROWTH FUND                HEALTHCARE FUND
--------------------------------------------------------------------------------
DIVERSIFICATION  The Fund is non-diversified and    The Fund is non-diversified
                 may invest a significant           and may invest a significant
                 percentage of its assets in the    percentage of its assets in
                 securities of one issuer.          the securities of one
                                                    issuer.
--------------------------------------------------------------------------------
BORROWING        The Fund may not engage in         The Fund may not Borrow
MONEY            borrowing except as permitted by   money in an amount exceeding
                 the Investment Company Act of      33 1/3% of the value of its
                 1940 ("1940 Act"), any rule,       total assets, provided that,
                 regulation or order under the      for purposes of this
                 1940 Act or any SEC staff          limitation, investment
                 interpretation of the 1940 Act.    strategies which either
                                                    obligate the Fund to
                                                    purchase securities or
                                                    require the Fund to
                                                    segregate assets are not
                                                    considered to be borrowings.
                                                    Asset coverage of at least
                                                    300% is required for all
                                                    borrowings, except where the
                                                    Fund has borrowed money for
                                                    temporary purposes in
                                                    amounts not exceeding 5% of
                                                    its total assets. The Fund
                                                    will not purchase securities
                                                    while its borrowings exceed
                                                    5% of its total assets.
--------------------------------------------------------------------------------
UNDERWRITING     The Fund may not underwrite        The Fund may not act as an
                 securities issued by other         underwriter of securities of
                 persons, except to the extent      other issuers except as it
                 that, in connection with the       may be deemed an underwriter
                 sale or disposition of portfolio   in selling a portfolio
                 securities, the Fund may be        security.
                 deemed to be an underwriter
                 under certain federal securities
                 laws or in connection with
                 investments in other investment
                 companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOANS            The Fund may not make loans to     The Fund may not make loans
                 other persons except that the      to other persons except
                 Fund may (1) engage in             through the lending of its
                 repurchase agreements, (2) lend    portfolio securities,
                 portfolio securities, (3)          provided that this
                 purchase debt securities, (4)      limitation does not apply to
                 purchase commercial paper, and     the purchase of debt
                 (5) enter into any other lending   securities and loan
                 arrangement permitted by the       participations and/or
                 1940 Act, any rule, regulation     engaging in direct corporate
                 or order under the 1940 Act or     loans or repurchase
                 any SEC staff interpretation of    agreements in accordance
                 the 1940 Act.                      with its investment
                                                    objectives and policies. The
                                                    loans cannot exceed 33 1/3%
                                                    of the Fund's assets. The
                                                    Fund may also make loans to
                                                    other investment companies
                                                    to the extent permitted by
                                                    the 1940 Act or any
                                                    exemptions therefrom which
                                                    may be granted to the Fund
                                                    by the SEC.

                                                    For example, at a minimum,
                                                    the Fund will not make any
                                                    such loans unless all
                                                    requirements regarding
                                                    common control and ownership
                                                    of Fund shares are met.
--------------------------------------------------------------------------------
REAL             The Fund may not purchase or       The Fund may not purchase or
ESTATE           sell real estate except that the   sell real estate, physical
AND              Fund may (1) hold and sell real    commodities, or commodities
COMMODITIES      estate acquired as a result of     contracts, except that the
                 the Fund's ownership of            Fund may purchase (i)
                 securities or other instruments    marketable securities issued
                 (2) purchase or sell securities    by companies which own or
                 or other instruments backed by     invest in real estate
                 real estate or interests in real   (including REITs),
                 estate and (3) purchase or sell    commodities, or commodities
                 securities of entities or          contracts; and (ii)
                 investment vehicles, including     commodities contracts
                 real estate investment trusts      relating to financial
                 that invest, deal or otherwise     instruments, such as
                 engage in transactions in real     financial futures contracts
                 estate or interests in real        and options on such
                 estate.                            contracts.

                 The Fund may not purchase or       The Fund may not invest in
                 sell physical commodities except   interests in oil, gas, or
                 that the Fund may (1) hold and     other mineral exploration or
                 sell physical commodities          development programs and
                 acquired as a result of the        oil, gas or mineral leases.
                 Fund's ownership of securities
                 or other instruments, (2)
                 purchase or sell securities or
                 other instruments backed by
                 physical commodities, (3)
                 purchase or sell options, and
                 (4) purchase or sell futures
                 contracts.
--------------------------------------------------------------------------------
CONCENTRATION    The Fund may not purchase the      The Fund invests 25% or more
OF INVESTMENTS   securities of an issuer (other     of its assets in securities
                 than securities issued or          of issuers conducting their
                 guaranteed by the United States    principal business
                 Government, its agencies or its    activities in the healthcare
                 instrumentalities) if, as a        and/or biotechnology
                 result, more than 25% of the       industries. To that extent,
                 Fund's total assets would be       the Fund is subject to
                 invested in the securities of      legislative or regulatory
                 companies in the same industry.    changes, adverse market
                                                    conditions and/or increased
                                                    competition affecting that
                                                    industry in greater
                                                    proportion than funds that
                                                    are more diversified by
                                                    industry.
--------------------------------------------------------------------------------
SENIOR           The Fund may not issue senior      The Fund may not issue
SECURITIES       securities except as permitted     senior securities as defined
                 by the 1940 Act, any rule,         in the 1940 Act except as
                 regulation or order under the      permitted by rule,
                 1940 Act or any SEC staff          regulation or order of the
                 interpretation of the 1940 Act.    SEC.
--------------------------------------------------------------------------------

      In addition to the fundamental limitations listed above, the Healthcare Fund has adopted the following non-fundamental investment limitations, which may be changed by the Touchstone Funds Group Trust's Board of Trustees without shareholder approval. The Large Cap Growth Fund has not adopted similar non-fundamental policies , but may be subject to similar limitations as a matter of applicable laws.

1. The Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Fund's fundamental limitation on borrowing).

2.    The Fund may enter into futures and options transactions.

3.    The Fund may hold up to 15% of its net assets in illiquid securities.

4.    The Fund may purchase convertible securities.

5. The Fund may enter into repurchase agreements not to exceed 33 1/3% of the Fund's assets.

6. The Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. The Fund may purchase Rule 144A securities and other restricted securities.

8. The Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

      The Healthcare Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of the Fund's assets) permitted by the Fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Trustees.

4.    Invest in companies for the purpose of exercising control.

5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Fund's statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

      HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

            The Healthcare Fund currently offers two classes of shares, Class A and Class C shares. The Large Cap Growth Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y shares. The Healthcare Fund Class A shareholders will receive Class A shares of the Large Cap Growth Fund while the Healthcare Fund Class C shareholders will receive Class C shares of the Large Cap Growth Fund. Class A shareholders of the Healthcare Fund will not pay any initial sales charges in connection with the Reorganization. In addition, Class C shareholders of the Healthcare Fund will not pay any contingent deferred sales charges ("CDSC") in connection with the Reorganization.

            The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The tables also show the various costs and expenses that investors in the Healthcare Fund will bear as shareholders of the Large Cap Growth Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

            The fees and expenses for the shares of the Healthcare Fund and the Large Cap Growth Fund set forth in the following tables and in the examples are based on the expenses for the Healthcare Fund and the Large Cap Growth Fund as of September 30, 2010. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in Class A shares of the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" below and in the TST Prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the TST SAI.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------------------
                                              Healthcare Fund      Large Cap Growth Fund    Large Cap Growth Fund
                                              Class A              Class A                  Class A Pro Forma
                                                                                            After Reorganization
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases     5.75%                5.75%                    5.75%
(as a percentage of offering price)
-------------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                           Up to $15            Up to $15                Up to $15
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

-------------------------------------------------------------------------------------------------------------------
                                              Healthcare Fund      Large Cap Growth Fund    Large Cap Growth Fund
                                              Class A              Class A                  Class A Pro Forma
                                                                                            After Reorganization
-------------------------------------------------------------------------------------------------------------------
Management Fees                               1.00%                0.71%                    0.71%
-------------------------------------------------------------------------------------------------------------------
Distribution and/or Service                   0.25%                0.25%                    0.25%
(12b-1) Fees
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                0.88%                0.41%                    0.40%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          2.13%                1.37%                    1.36%
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement       0.58%(1)             0.12%(1)                 0.11%(1)
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After    1.55%                1.25%                    1.25%
Fee Waiver and/or Expense Reimbursement
-------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and each Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.25% and 1.55% for the Large Cap Growth Fund and Healthcare Fund, respectively. These expense limitations will remain in effect until at least July 28, 2012 and January 27, 2012 for the Large Cap Growth Fund and Healthcare Fund, respectively, but can be terminated by a vote of the Board of Trustees of each Fund if they deem the termination to be beneficial to the shareholders.

Shareholder Fees (fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------------------
                                              Healthcare Fund      Large Cap Growth Fund    Large Cap Growth Fund
                                              Class C              Class C                  Class C Pro Forma
                                                                                            After Reorganization
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases     None                 None                     None
(as a percentage of offering price)
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a           1.00%                1.00%                    1.00%
percentage of original purchase price or
the amount redeemed, whichever is less)
-------------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                           Up to $15            Up to $15                Up to $15
-------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

-------------------------------------------------------------------------------------------------------------------
                                              Healthcare Fund      Large Cap Growth Fund    Large Cap Growth Fund
                                              Class C              Class C                  Class C Pro Forma
                                                                                            After Reorganization
-------------------------------------------------------------------------------------------------------------------
Management Fees                               1.00%                0.71%                    0.71%
-------------------------------------------------------------------------------------------------------------------
Distribution and/or Service                   1.00%                1.00%                    1.00%
(12b-1) Fees
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                1.22%                0.43%                    0.43%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          3.22%                2.14%                    2.14%
-------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement       0.92%(1)             0.14%(1)                 0.14%(1)
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After    2.30%                2.00%                    2.00%
Fee Waiver and/or Expense Reimbursement
-------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and each Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 2.00% and 2.30% for the Large Cap Growth Fund and Healthcare Fund, respectively. These expense limitations will remain in effect until at least July 28, 2012 and January 27, 2012 for the Large Cap Growth Fund and Healthcare Fund, respectively, but can be terminated by a vote of the Board of Trustees of each Fund if they deem the termination to be beneficial to the shareholders.

The examples are intended to help you compare the cost of investing in the Healthcare Fund versus the Large Cap Growth Fund and the Large Cap Growth Fund (Pro Forma), assuming the Reorganization takes place. The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The examples also assume that all expense limitations remain in effect for a one year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  Examples of Fund Expenses

------------------------------------------------------------------------------------------------------
                                                     HEALTHCARE FUND
                                                     ---------------
                          One Year           Three Years          Five Years           Ten Years
                          --------           -----------          ----------           ---------
Class A                     $724                $1,151              $1,603               $2,852
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  LARGE CAP GROWTH FUND
                                                  ---------------------
                          One Year           Three Years          Five Years           Ten Years
                          --------           -----------          ----------           ---------
Class A                     $695                 $973               $1,271               $2,117
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                     LARGE CAP GROWTH PRO FORMA AFTER REORGANIZATION
                                     -----------------------------------------------
                          One Year           Three Years          Five Years           Ten Years
                          --------           -----------          ----------           ---------
Class A                     $695                 $971               $1,267               $2,107
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                      HEALTHCARE FUND
                                                      ---------------
                           One Year          Three Years          Five Years           Ten Years
                           --------          -----------          ----------           ---------
Class C                      $336                $906               $1,604               $3,459
Class C Assuming No          $233                $906               $1,604               $3,459
Redemption
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  LARGE CAP GROWTH FUND
                                                  ---------------------
                          One Year           Three Years          Five Years           Ten Years
                          --------           -----------          ----------           ---------
Class C                     $306                 $657               $1,136               $2,461
Class C Assuming            $203                 $657               $1,136               $2,461
No Redemption
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   LARGE CAP GROWTH FUND PRO FORMA AFTER REORGANIZATION
                                   ----------------------------------------------------
                          One Year           Three Years          Five Years           Ten Years
                          --------           -----------          ----------           ---------
Class C                     $306                 $657               $1,136               $2,461
Class C Assuming            $203                 $657               $1,136               $2,461
No Redemption
------------------------------------------------------------------------------------------------------

      PORTFOLIO TURNOVER: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds' performance. During the period ended September 30, 2010, the Large Cap Growth Fund's and the Healthcare Fund's portfolio turnover rates were 43% and 180%, respectively, of the average value of their portfolios.

      HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

      Year-by-Year Total Return (%)

      The bar charts and performance tables below illustrate some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year (before taxes) and by showing how each Fund's average annual total returns for each full calendar year of operations compare with a broad measure of market performance (S&P 500 Healthcare Index for the Healthcare Fund and Russell 1000 Growth Index for the Large Cap Growth Fund). The bar charts do not reflect any sales charges, which would reduce your return. The Funds' past performance (before and after taxes) does not necessarily indicate how each Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

LARGE CAP GROWTH FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                   [BARCHART]

  -7.66%  -23.47%  -26.70% 35.60% 17.12% 16.37% -3.91% 26.42%  -41.64%  25.88%
  ------  -------  ------- ------ ------ ------ ------ ------  -------  ------
   2000    2001     2002    2003   2004   2005   2006   2007    2008     2009

Best Quarter:   1st Quarter 2000 +20.60%
Worst Quarter:  1st Quarter 2001 -27.98%

The year-to-date return for the Fund's Class A shares as of September 30, 2010 is 7.14%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

                                   [BARCHART]

  -19.98%   38.09%   12.52%   12.75%   0.21%   25.51%   -30.44%   11.05%
  -------   ------   ------   ------   -----   ------   -------   ------
    2002     2003     2004     2005    2006     2007     2008      2009

Best Quarter:   2nd Quarter 2003 +12.52%
Worst Quarter:  4th Quarter 2008 -20.26%

The year-to-date return for the Fund's Class A shares as of September 30, 2010 is 0.60%.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. After-tax returns are for Class A shares only and after tax returns for Class C shares will vary.

         Average Annual Total Return (for the period ended 12/31/2009)

--------------------------------------------------------------------------------

                              1 YEAR ENDED     5 YEARS ENDED
                              12/31/09         12/31/09          FROM INCEPTION
--------------------------------------------------------------------------------
HEALTHCARE FUND -  CLASS A (INCEPTION DATE 2/28/01)
--------------------------------------------------------------------------------
Return Before Taxes           4.70%            0.63%             5.14%
--------------------------------------------------------------------------------
Return After Taxes on         4.70%            (0.05%)           4.65%
Distributions
--------------------------------------------------------------------------------
Return After Taxes on         3.05%            0.44%             4.40%
Distributions and Sale of
Fund Shares
--------------------------------------------------------------------------------
S&P 500 Healthcare Index      19.70%           2.53%             0.33%
--------------------------------------------------------------------------------
HEALTHCARE FUND -  CLASS C (INCEPTION DATE 2/28/01)
--------------------------------------------------------------------------------
Return Before Taxes           10.58%           1.09%             5.07%
--------------------------------------------------------------------------------
S&P 500 Healthcare Index      19.70%           2.53%             0.33%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              1 YEAR  ENDED    5 YEARS ENDED     10 YEARS ENDED
                              12/31/09         12/31/09          12/31/09
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND - CLASS A
--------------------------------------------------------------------------------
Return Before Taxes           18.66%           (0.43%)           (2.14%)
--------------------------------------------------------------------------------
Return After Taxes on         18.62%           (0.44%)           (2.16%)
Distributions
--------------------------------------------------------------------------------
Return After Taxes on         12.19%           (0.36%)           (1.80%)
Distributions and Sale of
Fund Shares
--------------------------------------------------------------------------------
Russell 1000 Growth Index     37.21%           1.63%             (3.99)%
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND -  CLASS C
--------------------------------------------------------------------------------
Return Before Taxes           24.87%           0.17%             (2.23%)
--------------------------------------------------------------------------------
Russell 1000 Growth Index     37.21%           1.63%             (3.99)%
--------------------------------------------------------------------------------

      WILL I BE ABLE TO PURCHASE, REDEEM AND EXCHANGE SHARES AND RECEIVE DISTRIBUTIONS THE SAME WAY?

      The Large Cap Growth Fund shares are sold in a continuous offering and are offered to the public, and may be purchased through securities dealers or directly from Touchstone's underwriter, Touchstone Securities, Inc. In the proposed Reorganization, the Healthcare Fund shareholders will receive shares of the Large Cap Growth Fund and will be able to purchase, redeem and exchange shares and receive distributions the same way as they currently do with respect to their shares of the Healthcare Fund.

      WHO WILL BE THE ADVISOR, SUB-ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY FEES BE AFTER THE REORGANIZATION?

      Management of the Funds

      The overall management of each Fund is the responsibility of, and is supervised by, the Board of Trustees of each of their respective Trusts.

      Advisor

      Touchstone Advisors, Inc. is the investment advisor of both Funds. Pursuant to an Investment Advisory Agreement with each Trust, Touchstone Advisors, Inc. selects each Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors, Inc. pays the fees to each sub-advisor and monitors each sub-advisor's investment program. Touchstone Advisors, Inc. is a wholly owned subsidiary of Western - Southern Mutual Holding Company ("Western-Southern"). Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the sub-advisors, custodian, transfer agent, sub-administrative agent or other parties.

      Facts about Touchstone Advisors, Inc.:

      --------------------------------------------------------------------------
      [ ] As of September 30, 2010, Touchstone Advisors, Inc. had assets under management of approximately $5.8 billion.

      [ ] Touchstone Advisors, Inc. is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
      --------------------------------------------------------------------------

      For each Fund, Touchstone Advisors, Inc. has received an order from the SEC that permits it, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Each Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with each Trust or Touchstone Advisors, Inc. other than by reason of serving as a sub-advisor to one or more funds.

      Sub-Advisors

      Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as sub-advisor to the Healthcare Fund. As sub-advisor, TIP makes investment decisions for the Healthcare Fund and also ensures compliance with the Fund's investment policies and guidelines.

      Navellier & Associates, Inc. ("Navellier"), an SEC-registered advisor since 1987, located at One East Liberty, Third Floor, Reno, NV 89501, has managed the Large Cap Growth Fund since 2004. Its sister company, that is now dissolved, Navellier Management, Inc. managed the Large Cap Growth Fund from its inception until 2004.

      After the Reorganization, Navellier will continue to serve as the sub-advisor to the Large Cap Growth Fund.

      Portfolio Management

      Heather F. McMeekin, Portfolio Manager/Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has investment experience dating back to 1995.

      Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has investment experience dating back to 1989.

      Vijay Shankaran, MD, PhD, Portfolio Manager/Security Analyst, joined TIP in 2006. Prior to joining TIP, he was employed by Caxton Associates, MedImmune, Inc., and RiverVest Ventures. He has investment experience dating back to 2000.

      Shawn C. Price is the primary manager and Louis G. Navellier is the secondary manager of the Large Cap Growth Fund and both have managed the Fund since its inception. Mr. Price has been a Portfolio Manager for Navellier since 1991 and Mr. Navellier has been the Chief Executive Officer of Navellier since 1987.

      After the Reorganization, the Navellier portfolio managers will continue to serve as the portfolio managers to the Large Cap Growth Fund. With respect to the Navellier portfolio managers, the TST SAI provides additional information about each portfolio manager's compensation, other accounts managed and ownership of securities in his managed Fund.

      Advisory Fees

      For its management and supervision of the daily business affairs of the Healthcare Fund, Touchstone Advisors, Inc., receives a monthly fee at the annual rate of 1.00% of the Healthcare Fund's average daily net assets. The annual fee rate paid to Touchstone Advisors by the Fund for the fiscal year ended September 30, 2010, net of advisory fees waived by Touchstone Advisors, if any, was 0.91%. Touchstone Advisors pays sub-advisory fees to the sub-advisor from its advisory fee.

      For its management and supervision of the daily business affairs of the Large Cap Growth Fund, Touchstone Advisors, Inc. receives a monthly fee at the annual rate of 0.75% on the first $200 million of average daily net assets; 0.70% from $200 million to $1 billion of average daily net assets; and 0.65% of such assets in excess of $1 billion. The annual fee rate paid to Touchstone Advisors by the Fund for the fiscal year ended March 31, 2010, net of advisory fees waived by Touchstone Advisors, if any, was 0.71%. Touchstone Advisors pays sub-advisory fees to the sub-advisor from its advisory fee.

      Touchstone Strategic Trust and Touchstone Advisors, Inc. have entered into an expense limitation agreement whereby the Large Cap Growth Fund's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) will be contractually limited until at least July 28, 2012 and will not exceed 1.25% and 2.00% for Class A shares and Class C shares, respectively.

      Touchstone Funds Group Trust and Touchstone Advisors, Inc. have entered into an expense limitation agreement whereby the Healthcare Fund's total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
Act) will be contractually limited until at least January 27, 2012 and will not exceed 1.55% and 2.30% for Class A shares and Class C shares, respectively.

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL

      A discussion of the basis for the Board of Trustees' approval of the Healthcare Fund's advisory and sub-advisory agreements can be found in Touchstone Funds Group Trust's March 31, 2010 Semiannual Report. A discussion of the basis for the Board of Trustees' approval of the Large Cap Growth Fund's advisory and sub-advisory agreements is in Touchstone Strategic Trust's March 31, 2010 Annual Report.

      WILL THE LARGE CAP GROWTH FUND HAVE THE SAME SERVICE PROVIDERS AS THE HEALTHCARE FUND?

      The Funds have the same investment advisor, administrator, accounting agent, transfer agent, and principal underwriter, which will continue in their capacities after the Reorganization.

      WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

      Prior to or at the completion of the Reorganization, the Large Cap Growth Fund and the Healthcare Fund will have each received an opinion from the law firm of Pepper Hamilton LLP that the Reorganization intends to qualify as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by the Healthcare Fund or the Large Cap Growth Fund or their respective shareholders. The amount of the Healthcare Fund's capital loss carryforwards available to offset capital gains of the Large Cap Growth Fund in any given year following the Reorganization will be substantially limited and the expiration of these carryforwards will be accelerated by one year as a consequence of the Reorganization. See "Information About the Reorganization-Federal Income Tax Consequences" for more information on the federal tax consequences of the Reorganization.

                                      RISKS

      ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

      Yes. The risk factors are similar due to the comparable investment objectives and investment strategies of the Healthcare Fund and the Large Cap Growth Fund. However, there are certain differences that are discussed below. Most importantly, the Healthcare Fund concentrates its investments in the healthcare and biotechnology industries, while the Large Cap Growth Fund does not.

      WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of either the Healthcare Fund or the Large Cap Growth Fund will be positive or that the Funds will meet their investment objectives. You could lose money on your investment in the Funds and the Funds could also return less than other investments. The following discussions highlight the primary risks associated with an investment in each of the Funds.

      EACH FUND IS SUBJECT TO MARKET AND EQUITY SECURITIES RISK.

      Since it purchases common stocks, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Funds' equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Funds' shares. These factors contribute to price volatility, which is the principal risk of investing in the Funds. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

      EACH FUND IS SUBJECT TO GROWTH COMPANIES RISK.

      A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

      EACH FUND IS SUBJECT TO MANAGER OF MANAGERS RISK.

      Because the Funds engage a sub-advisor to make investment decisions on their behalf, there is a risk that Touchstone Advisors, Inc. may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

      THE LARGE-CAP GROWTH FUND IS SUBJECT TO MARKET CAPITALIZATION RISK.

      The Large Cap Growth Fund normally invests at least 80% of the Fund's assets in common stock of large cap companies (defined as securities found in the Russell 1000 Index). The Healthcare Fund may invest in securities regardless of their market capitalization.

      Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Securities of small and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies. In addition, small and mid cap companies may have limited product lines or financial resources may be dependent upon a particular niche of the market and may be more dependent upon a small or inexperienced management group.

      EACH FUND IS SUBJECT TO PORTFOLIO TURNOVER RISK.

      Each Fund may sell its securities, regardless of the length of time that they have been held, if the Advisor and/or the sub-advisor determines that it would be in such Fund's best interest to do so. These transactions will increase the Funds' "portfolio turnover." High turnover rates generally result in higher brokerage costs to the Funds and in higher net taxable gain for shareholders, and may reduce the Funds' returns.

      EACH FUND IS SUBJECT TO NON-DIVERSIFICATION RISK.

      Each Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. As non-diversified funds, the Funds may have fewer investments than diversified mutual funds of comparable size. Because the Funds may invest in a small number of issuers, the Funds are more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

      THE HEALTHCARE FUND IS SUBJECT TO INDUSTRY RISK.

      The Healthcare Fund focuses its investments in healthcare and biotechnology industries. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

      The performance of a fund that focuses its investments in a particular industry may be closely tied to the performance of companies in a limited number of industries. The price movements of investments in a particular industry may be more volatile than the price movements of more broadly diversified investments.

      THE LARGE CAP GROWTH FUND IS SUBJECT TO TECHNOLOGY SECURITIES RISK.

      The Large Cap Growth Fund may invest in companies in the technology sector. The value of technology securities may fluctuate dramatically, and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete, and the risk that new products will not meet expectations or even reach the market.

      ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

      EACH FUND IS SUBJECT TO SECURITIES LENDING RISK.

      The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Trustees of each Trust, including a requirement that the Funds must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

      EACH FUND IS SUBJECT TO MARKET DISRUPTION RISK.

      The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

      The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goals.

      Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

      THE LARGE CAP GROWTH FUND IS SUBJECT TO FOREIGN SECURITIES RISK.

      Investments in foreign securities and in foreign currency denominated securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets.

      Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency or securities holdings.

      Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries.

      For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

      THE LARGE CAP GROWTH FUND IS SUBJECT TO INITIAL PUBLIC OFFERING ("IPO") RISK.

      IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price).

      THE LARGE CAP GROWTH FUND IS SUBJECT TO DEBT SECURITIES RISK.

      Debt securities are subject to the risk that their market value will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

      OTHER RISKS

      Each Fund may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy may be inconsistent with the Fund's principal investment goals and strategies, and could result in lower returns and loss of market opportunities.

      The Funds have other investment policies, practices and restrictions. Additional information relating to the Large Cap Growth Fund's investment policies, practices, restrictions and risks is set forth in the TST Prospectus and TST SAI.

      Although the Funds have comparable investment objectives and investment strategies, it is expected that a portion of the securities held by the Healthcare Fund may be sold after the Reorganization takes place as part of the ordinary course of business.

                      INFORMATION ABOUT THE REORGANIZATION

      REASONS FOR THE REORGANIZATION

      At a regular meeting held on Novmeber 18, 2010, all of the Trustees of each Trust, including the Disinterested Trustees, considered and approved the Reorganization, determined that the Reorganization was in the best interests of shareholders of the Healthcare Fund and the Large Cap Growth Fund, and that the interests of existing shareholders of the Funds will not be diluted in value as a result of the transactions contemplated by the Reorganization.

      In evaluating the Reorganization, the Board of Trustees requested and reviewed, with assistance of independent legal counsel, materials furnished by the Advisor. These materials included written information regarding operations and financial conditions of the Funds, principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a tax-free basis for the Healthcare Fund and its shareholders.

      The Trustees noted that the Large Cap Growth Fund will have comparable investment objectives and investment strategies to those of the Healthcare Fund. The Trustees considered that while the Healthcare Fund is permitted to invest in stocks of all capitalizations, it has historically invested predominately in large and medium capitalization stocks. The Trustees also reviewed the concentration policies of each Fund. The Trustees also considered whether a portion of the securities held by the Healthcare Fund will be sold in connection with the Reorganization in order to comply with the investment policies and practices of the Large Cap Growth Fund.

      The Trustees reviewed the historical performance record of each Fund and also noted that the Large Cap Growth Fund outperformed the Healthcare Fund for the one-, three- and five-year periods ended December 31, 2009 and also reviewed year-to-date information for 2010.

      At the meeting, Fund management explained that the Advisor believes that the growing popularity of more cost-effective sector ETFs, with their flexibility and low costs, have taken the place of sector or industry specific products in many investors' portfolios. Fund management further explained that due to the popularity of sector ETF funds, the Advisor believes that the Healthcare Fund has poor prospects for future asset growth.

      The Trustees were also advised that as of September 30, 2010, the Healthcare Fund had net assets of approximately $26 million, while the Large Cap Growth Fund had assets of approximately $693 million. If the Reorganization is approved, the Funds' combined assets could lead to operating efficiencies and lower operating costs for the Funds' shareholders. Accordingly, by reorganizing the Healthcare Fund into the Large Cap Growth Fund, shareholders would enjoy a greater asset base over which fund expenses may be spread. The Trustees also reasoned that the Reorganization would likely result in lower expenses to the Healthcare Fund shareholders due to the Large Cap Growth Fund having lower Management Fees and Total Annual Fund Operating Expenses.

In addition, the Trustees considered, among other things:

o     the terms and conditions of the Reorganization;

o the investment advisory and other fees paid by the Funds and the projected expense ratios of the Large Cap Growth Fund as compared with those of the Healthcare Fund;

o that the expenses of the Reorganization would not be borne by the Healthcare Fund's shareholders;

o     the investment personnel, expertise and resources of each sub-advisor;

o the comparable investment objectives and investment strategies of the Funds;

o the fact that the Large Cap Growth Fund will assume all of the liabilities of the Healthcare Fund;

o the fact that the management fee of the Large Cap Growth Fund will be lower than that of the Healthcare Fund;

o the benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

o the capital loss carryforwards of the Healthcare Fund and certain restrictions on the use of such carryforwards;

o the anticipated tax-free nature of the Reorganization for the Healthcare Fund and its shareholders; and

o alternatives available to shareholders of the Healthcare Fund, including the ability to redeem their shares.

      During their consideration of the Reorganization, the Trustees of each Trust met with counsel to the Disinterested Trustees regarding the legal issues involved.

      After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Touchstone Funds Group Trust concluded that the Reorganization would be in the best interests of the Healthcare Fund and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Healthcare Fund for approval.

      The Trustees of Touchstone Strategic Trust, including the Disinterested Trustees, have also approved the Plan on behalf of the Large Cap Growth Fund.

      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

      The Plan provides that all of the assets of the Healthcare Fund will be acquired by the Large Cap Growth Fund in exchange for Class A shares and Class C shares of the Large Cap Growth Fund and the assumption by the Large Cap Growth Fund of all of the liabilities of the Healthcare Fund immediately prior to the opening of business on March 28, 2011 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, the Healthcare Fund will endeavor to discharge all of its known liabilities and obligations. The Healthcare Fund will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, typically 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Date").

      At or prior to the Valuation Time, for tax reasons, the Healthcare Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income, if any, and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

      The number of full and fractional Class A and Class C shares of the Large Cap Growth Fund to be received by the shareholders of the Healthcare Fund will be determined by multiplying the number of outstanding Class A and Class C shares of the Healthcare Fund by a ratio which shall be computed by dividing the net asset value per share of the Class A and Class C shares of the Healthcare Fund by the net asset value per share of the Class A and Class C shares of the Large Cap Growth Fund. These computations will take place as of the Valuation Date.

      J.P. Morgan Chase Bank, N.A., the accounting agent of the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Declaration of Trust, TST Prospectus and TST SAI.

      As soon after the Closing Date as conveniently practicable, the Healthcare Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Large Cap Growth Fund received by the Healthcare Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Healthcare Fund's shareholders on the Large Cap Growth Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Large Cap Growth Fund due to the Healthcare Fund's shareholders. All issued and outstanding shares of the Healthcare Fund will be canceled. Shares of the Large Cap Growth Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Healthcare Fund will be terminated.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the Healthcare Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval by the Healthcare Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of the Healthcare Fund and the Large Cap Growth Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      Whether or not the Reorganization is consummated, Touchstone Advisors, Inc. will bear the expenses incurred by the Healthcare Fund and the Large Cap Growth Fund in connection with the Reorganization (including the cost of proxy solicitation).

      If the Healthcare Fund's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action that may be in the best interests of shareholders.

      DESCRIPTION OF THE SECURITIES TO BE ISSUED

      Shareholders of the Healthcare Fund as of the Closing Date will receive full and/or fractional shares of the Large Cap Growth Fund shares in accordance with the procedures provided for in the Plan, as described above. The Large Cap Growth Fund shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued.

      FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Large Cap Growth Fund and the Healthcare Fund will have each received an opinion from Pepper Hamilton LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

            (a) The transfer of all of the Healthcare Fund assets in exchange solely for the Large Cap Growth Fund shares and the assumption by the Large Cap Growth Fund of the liabilities of the Healthcare Fund followed by the distribution of the Large Cap Growth Fund shares to the Healthcare Fund shareholders in dissolution and liquidation of the Healthcare Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Large Cap Growth Fund and the Healthcare Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the Large Cap Growth Fund upon the receipt of the assets of the Healthcare Fund solely in exchange for the Large Cap Growth Fund Shares and the assumption by the Large Cap Growth Fund of the liabilities of the Healthcare Fund;

            (c) No gain or loss will be recognized by the Healthcare Fund upon the transfer of the Healthcare Fund assets to the Large Cap Growth Fund in exchange for the Large Cap Growth Fund Shares and the assumption by the Large Cap Growth Fund of the liabilities of the Healthcare Fund or upon the distribution (whether actual or constructive) of the Large Cap Growth Fund Shares to Healthcare Fund shareholders in exchange for their shares of the Healthcare Fund.

            (d) No gain or loss will be recognized by the Healthcare Fund shareholders upon the exchange of the Healthcare Fund shares for the Large Cap Growth Fund shares in liquidation of the Healthcare Fund;

            (e) The aggregate tax basis for the Large Cap Growth Fund shares received by each of the Healthcare Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Healthcare Fund shares held by such shareholder immediately prior to the Closing, and the holding period of the Large Cap Growth Fund shares received by each Healthcare Fund shareholder will include the period during which the Healthcare Fund shares exchanged therefore were held by such shareholder (provided the Healthcare Fund shares were held as capital assets on the date of the Closing); and

            (f) The tax basis of the Healthcare Fund assets acquired by the Large Cap Growth Fund will be the same as the tax basis of such assets to the Healthcare Fund immediately prior to the Closing, and the holding period of the assets of the Healthcare Fund in the hands of the Large Cap Growth Fund will include the period during which those assets were held by the Healthcare Fund.

      Pepper Hamilton will express no opinion as to (1) the effect of the Reorganization on (A) the Healthcare Fund or the Large Cap Growth Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Healthcare Fund shareholder or Large Cap Growth Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Healthcare Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or
(2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

      Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Healthcare Fund and the Large Cap Growth Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything in the Plan to the contrary, neither the Large Cap Growth Fund nor the Healthcare Fund may waive the conditions set forth above.

      In addition, as of September 30, 2010, the Healthcare Fund had capital loss carryforwards of $5,781,344 scheduled to expire in 2017 and $3,580,263 scheduled to expire in 2018. The amount of the Healthcare Fund's capital loss carryforwards as of the date of the Reorganization may differ substantially from this amount. The amount of the Healthcare Fund's capital loss carryforwards calculated as of the date of the Reorganization available to offset the Large Cap Growth Fund's capital gains in any given year following the Reorganization will be substantially limited and the expiration of these carryforwards will be accelerated by one year as a consequence of the Reorganization.

PRO FORMA CAPITALIZATION

      The following table sets forth the capitalization of the Healthcare Fund and the Large Cap Growth Fund, and the capitalization of the Large Cap Growth Fund on a pro forma basis as of December 6, 2010, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.58 Class A shares and 0.59 Class C shares of the Large Cap Growth Fund for each Class A and Class C share of the Healthcare Fund, respectively.

--------------------------------------------------------------------------------------------------------------------
                                                                                                     LARGE CAP
                                        LARGE CAP          HEALTHCARE             PRO FORMA         GROWTH FUND
                                       GROWTH FUND            FUND               ADJUSTMENTS        (PRO FORMA)
--------------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------------
Net Assets                             305,626,215         23,703,579                               329,329,794
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding                     12,682,193           1,696,614          (713,015)(1)         13,665,792
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                 24.10               13.97                                    24.10
--------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------
Net Assets                             132,682,307          2,306,844                               134,989,151
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding                      5,748,558            170,266           (70,321)(1)           5,848,503
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                 23.08               13.55                                    23.08
--------------------------------------------------------------------------------------------------------------------

(1) The Pro Forma Adjustments reflect a change in shares outstanding due to the shareholders of the Healthcare Fund receiving approximately 0.58 Class A shares and 0.59 Class C shares of the Large Cap Growth Fund for each Class A and Class C share of the Healthcare Fund, respectively. Shareholders of the Healthcare Fund will receive shares of the Large Cap Growth Fund equal to the value of their holdings in the Healthcare Fund immediately prior to the Reorganization.

      The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

      DISTRIBUTION OF SHARES

      Touchstone Securities, Inc. is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of the Funds' shares. Shares of the Funds are sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Funds. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is a wholly owned subsidiary of Western-Southern.

      The Large Cap Growth Fund offers Class A, Class B, Class C and Class Y shares. Class B shares were closed to all purchases on February 2, 2009. Class B and Class Y shares are not involved in the Reorganization. Class A shares of each Fund are subject to a maximum front-end sales charge of 5.75% and a 0.25% 12b-1 distribution fee. Class C shares of each Fund are subject to a CDSC of 1.00% and a 1.00% 12b-1 distribution fee.

      Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act, for its Class A and Class C shares. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

      In the proposed Reorganization, Class A shareholders of the Healthcare Fund will receive Class A shares of the Large Cap Growth Fund and Class C shareholders of the Healthcare Fund will receive Class C shares of the Large Cap Growth Fund. Class A and Class C shares of the Large Cap Growth Fund to be issued upon consummation of the Reorganization will be issued at net asset value and no sales charges or CDSC will be imposed.

      More detailed descriptions of the Large Cap Growth Fund Class A and Class C shares and the distribution arrangements applicable to each class of shares is contained in the TST Prospectus and TST SAI.

      PURCHASE AND REDEMPTION PROCEDURES

      The Class A and Class C shares of each Fund have the same purchase and redemption procedures. Class A and Class C shares of the Funds have a minimum initial purchase requirement of $2,500. The minimum subsequent purchase requirement for each Fund is $50. For more information, see "Purchasing Your Shares" below. Each Fund's shares may be redeemed by telephone, Internet, mail, or wire or through accounts with certain brokers and other financial institutions. Payments for redemptions of shares of each Fund are sent within seven days (normally within 3 business days) after receipt of a proper redemption request. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds in liquid securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the section entitled "Additional Information about the Funds." The Funds reserve the right to reject any purchase order.

      EXCHANGE PRIVILEGES

      The Class A and Class C shares of each Fund have the same exchange privileges. Shareholders may exchange shares of the Funds for shares of the same class of another Touchstone Fund (subject to the applicable sales charge, if any). Shareholders may also exchange Class A or Class C shares of the Funds for Class A shares of any Touchstone money market fund. There is no exchange fee for exchanging of shares. Additional information concerning the Funds' exchange privileges is contained in the section entitled "Additional Information about the Funds."

      DIVIDEND POLICY

      Each Fund has the same dividend distribution policy. Each Fund intends to distribute all of its income and capital gains. Each Fund's dividends are distributed and paid annually.

      After the Reorganization, shareholders of the Healthcare Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the Large Cap Growth Fund reinvested in the same class of shares of the Large Cap Growth Fund. Shareholders of the Healthcare Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Large Cap Growth Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of the Large Cap Growth Fund.

      The Funds have each qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, the Funds must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

      FORM OF ORGANIZATION

      Both the Touchstone Strategic Trust and Touchstone Funds Group Trust are open-end management investment companies registered with the SEC under the 1940 Act that continuously offer shares to the public. The Touchstone Funds Group Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. The Touchstone Strategic Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.

      CAPITALIZATION

      The beneficial interests in the Touchstone Strategic Trust and Touchstone Funds Group Trust are represented by an unlimited number of transferable shares of beneficial interest ($0.01 par value per share for Touchstone Funds Group Trust and without par value per share for Touchstone Strategic Trust) of one or more series. The Declaration of Trust of each of the Trusts permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

      The Healthcare Fund offers two classes of shares: Class A and Class C. The Large Cap Growth Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Class B shares were closed to all purchases on February 2, 2009. Shares of the classes represent an equal proportionate interest in the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.

      Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers.

      SHAREHOLDER LIABILITY

      Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that a Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against that risk, the Touchstone Funds Group Trust's Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust has any power to bind personally any shareholder nor to call upon any shareholder for payment of any sum of money or assessment whatsoever other than such as the shareholder may personally agree to pay. If any shareholder (or former shareholder) is exposed to liability by reason of a claim or demand relating to his or her being or having been a shareholder and not because of his or her acts or omissions, the shareholder (or former shareholder) is entitled to be held harmless from and indemnified out of the assets of the applicable series of the Trust against all loss and expense arising from such claim or demand.

      Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of record holders' liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees of the Trust. The Declaration of Trust also provides for current and former Record Holders' indemnification out of the assets of the Large Cap Growth Fund, as applicable, for all loss and expense of any Record Holder held personally liable for the obligations of the Trust. In light of the nature of the Trust's business, and the nature of its assets, the risk of personal liability of a shareholder of the Trust is remote since it is limited to circumstances in which the disclaimer is inoperative and the Large Cap Growth Fund, as applicable, would be unable to meet its obligations.

      SHAREHOLDER MEETINGS AND VOTING RIGHTS

      Neither Trust is required to hold an annual meeting of shareholders. Neither Trust currently intends to hold regular shareholder meetings.

      For Touchstone Funds Group Trust, except when a larger quorum is required by applicable law, the By-Laws or the Trust's Declaration of Trust, 40% of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, 40% of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present. When a quorum is present, a majority of the shares voted will decide any questions and a plurality will elect a trustee except when a larger vote is required by the Trust's Declaration of Trust, By-Laws or applicable law. A shareholder meeting for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. Cumulative voting is not permitted in the election of Trustees of the Trust. A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees. Under the Declaration of Trust of the Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. The Declaration of Trust of Touchstone Funds Group Trust provides that the Board of Trustees may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company, provided such merger or consolidation is authorized by vote of a majority of the outstanding shares of the Trust or any affected series, as applicable.

      For Touchstone Strategic Trust, except when a larger quorum is required by applicable law, the By-Laws or the Trust's Declaration of Trust, a majority of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, a majority of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present. When a quorum is present, a majority of the shares voted will decide any questions and a plurality will elect a trustee except when a larger vote is required by the Trust's Declaration of Trust, By-Laws or applicable law.

      LIQUIDATION

      In the event of the liquidation of either Trust or Fund, the shareholders of such Trust or Fund are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. In either case, the assets so distributable to shareholders of the liquidating Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them on the date of distribution.

      LIABILITY AND INDEMNIFICATION OF TRUSTEES

      The Declaration of Trust of each Trust provides that no Trustee or officer shall be liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of each Trust nor for the act or omission of any other Trustee except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. Each Trust, out of its assets, will indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee unless he or she would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      The foregoing is only a summary of the material characteristics of the operations of the Declaration of Trust of each Trust, their By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or laws. Shareholders should refer to the provisions of such Declaration of Trust and By-Laws directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

      This Prospectus/Proxy Statement is being sent to shareholders of the Healthcare Fund in connection with a solicitation of proxies by the Trustees of the Touchstone Funds Group Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, March 18, 2011, at the offices of the Touchstone Funds Group Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Healthcare Fund on or about January 28, 2011.

      The Board of Trustees of the Touchstone Funds Group Trust has fixed the close of business on January 18, 2011 as the record date (the "Record Date") for determining the shareholders of the Healthcare Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting or any adjournment thereof.

      In voting for the Reorganization, each shareholder of the Healthcare Fund is entitled to one vote for each full share owned and a fractional vote for each fractional share held.

      Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Touchstone Funds Group Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

      If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

      PROXIES THAT ARE PROPERLY EXECUTED AND RETURNED BUT ARE NOT MARKED WITH VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSED REORGANIZATION AND FOR ANY OTHER MATTERS DEEMED APPROPRIATE.

      Approval of the Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Healthcare Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Healthcare Fund present at a meeting if more than 50% of the outstanding voting securities of the Healthcare Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Healthcare Fund. Forty percent of the shares entitled to vote constitutes a quorum.

      Proxy solicitations will be made primarily by mail, but beginning on or about Janaury 28, 2011 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of Touchstone Advisors, Inc., its affiliates or other representatives of the Healthcare Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare, the Healthcare Fund's proxy solicitor. The estimated cost of the proxy solicitation is approximately $6,800. The costs of solicitation will be paid by Touchstone Advisors, Inc. whether or not the Reorganization is approved by shareholders.

      Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Reorganization.

      If shareholders of the Healthcare Fund do not vote to approve the Reorganization, the Trustees of the Touchstone Funds Group Trust will consider other possible courses of action in the best interests of shareholders, including liquidation of the Fund. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

      A shareholder of the Healthcare Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust's Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not intended to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Large Cap Growth Fund that they receive in the transaction at their then-current net asset value. Shares of the Healthcare Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Healthcare Fund should consult their tax advisors as to the tax consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

      The Trusts do not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Healthcare Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to be supplied to the beneficial owners of the respective shares.

      SHAREHOLDER INFORMATION

      The shareholders of the Healthcare Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of the Healthcare Fund owned as of the Record Date. As of the Record Date, the total number of shares of the Healthcare Fund outstanding and entitled to vote was as follows:

            ---------------------------------------------------------
                                               NUMBER OF SHARES
            ---------------------------------------------------------
            THE HEALTHCARE FUND CLASS A          1,558,183.81
            ---------------------------------------------------------
            THE HEALTHCARE FUND CLASS C           131,607.69
            ---------------------------------------------------------

      As of the Record Date, the officers and Trustees of Touchstone Funds Group Trust beneficially owned as a group less than 1% of the outstanding shares of the Healthcare Fund.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of Class A shares or Class C shares of the Funds:

---------------------------------------------------------------------------------------------------------------------
                                                                                                      Percentage
                                                                                                     Ownership of
                                                                                                     Combined Fund
                                                     Class of                        Percent of        after the
       Fund                 Name and Address           Shares     Number of Shares      Class      Reorganization(1)
---------------------------------------------------------------------------------------------------------------------
Healthcare Fund      Charles Schwab Co Inc.          Class A     496,453.25          31.86%       3.63%
                     4500 Cherry Creek
                     Denver, CO 80209
---------------------------------------------------------------------------------------------------------------------
                     Pershing LLC                    Class A     215,157.30          13.81%       1.57%
                     1 Pershing Plaza
                     Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                     NFS LLC FEBO                    Class A     273,479.10          17.55%       2.00%
                     100 Magellan Way
                     Covington, KY 41015
---------------------------------------------------------------------------------------------------------------------
                     Merrill Lynch Pierce Fenner &   Class A     92,102.66           5.91%        0.67%
                     Smith
                     4800 Deer Lake
                     Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
                     Merrill Lynch Pierce Fenner &   Class C     74,502.80           56.61%       1.27%
                     Smith
                     4800 Deer Lake
                     Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth     Fith Third Bank                 Class A     1,311,423.820       10.78%       9.60%
Fund                 Western & Southern 401k
                     Savings Plan
                     8515 E Orchard Rd
                     Centennial, CO 80111
---------------------------------------------------------------------------------------------------------------------
                     Pershing LLC                    Class A     1,318,148.432       10.83%       9.65%
                     1 Pershing Plaza
                     Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                     Special Custody  Account        Class A     1,796,978.581       14.77%       13.15%
                     2801 Market Street
                     Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                     Merrill Lynch Pierce Fenner &   Class C     2,646,282.654       46.91%       45.25%
                     Smith
                     4800 Deer Lake
                     Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
                     Special Custody  Account        Class C     604,300.021         10.71%       10.33%
                     2801 Market Street
                     Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------

(1) On a pro forma basis assuming that the value of the shareholder's interest in the Fund on the date of the consummation of the Reorganization is the same as the record date.

                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of the Touchstone Funds Group Trust relating to the Healthcare Fund for the year ended as of September 30, 2010, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing. The Semiannual report of the Touchstone Strategic Trust relating to the Large Cap Growth Fund for the period ended September 30, 2010, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein. The Annual Report of the Touchstone Strategic Trust relating to the Large Cap Growth Fund for the year ended as of March 31, 2010, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein in reliance upon the report of Ernst & Young, LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters in connection with the issuance of the Large Cap Growth Fund's Shares will be passed upon by Pepper Hamilton LLP, located at 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103.

                             ADDITIONAL INFORMATION

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements for Class A shares and Class C shares
---------------------------------------------------------------------

                                                          Initial     Additional
                                                        Investment    Investment
--------------------------------------------------------------------------------
Regular Account                                         $   2,500     $       50
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act         $   1,000     $       50
Investments through the Automatic Investment Plan       $     100     $       50
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase or sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" below or call 1.800.543.0407.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

CHOOSING A CLASS OF SHARES

SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.

CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment                                     Offering Price Net
Amount Invested
--------------------------------------------------------------------------------
Under $50,000                             5.75%                   6.10%
$50,000 but less than $100,000            4.50%                   4.71%
$100,000 but less than $250,000           3.50%                   3.63%
$250,000 but less than $500,000           2.95%                   3.04%
$500,000 but less than $1 million         2.25%                   2.30%
$1 million or more                        0.00%                   0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus/Proxy Statement.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12B-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at touchstoneinvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus/Proxy Statement.) Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus/Proxy Statement.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus/Proxy Statement relating to the exchanged-for shares before making an exchange of your Fund shares.

o You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information and the tax consequences of such an exchange.

THROUGH RETIREMENT PLANS

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus/Proxy Statement. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone, your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus/Proxy Statement.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION
You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

            o     Requiring personal identification

            o Making checks payable only to the owner(s) of the account shown on Touchstone's records

            o Mailing checks only to the account address shown on Touchstone's records

            o Directing wires only to the bank account shown on Touchstone's records

            o Providing written confirmation for transactions requested by telephone

            o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus/Proxy Statement for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The Statement of Additional Information relating to this Prospectus/Proxy Statement contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION
You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.

LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

SPECIAL TAX CONSIDERATION
You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Healthcare Fund and Large Cap Growth Fund distribute their income, if any, annually as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

DISTRIBUTION AND TAXES

SPECIAL TAX CONSIDERATION
You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

TAX INFORMATION

GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and
(2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.

ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of a Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

MEDICARE CONTRIBUTION TAX. Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus/Proxy Statement does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUNDS. YOU ARE URGED AND ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN THE FUNDS ON YOUR TAX SITUATION.

                                 OTHER BUSINESS

      The Trustees of the Touchstone Funds Group Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE TRUSTEES OF THE TOUCHSTONE FUNDS GROUP TRUST RECOMMEND APPROVAL OF THE PLAN
  AND ANY UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 25th day of January, 2011, by and between the Touchstone Large Cap Growth Fund (the "Acquiring Fund") a series of the Touchstone Strategic Trust ("TST") and the Touchstone Healthcare and Biotechnology Fund (the "Acquired Fund"), a series of the Touchstone Funds Group Trust ("TFGT"). TST is a Massachusetts business trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. TFGT is a Delaware statutory trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

      The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter defined, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The parties intend that the Reorganization shall qualify as a reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      WHEREAS, the Acquired Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Board of Trustees of TST, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the transactions contemplated herein;

      WHEREAS, the Board of Trustees of TFGT, including a majority of the Independent Trustees, have determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the shareholders of the Acquired Fund will not be diluted in value as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund's assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Acquired Fund's assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Acquired Fund as described in paragraph 4.1(p).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

      1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in TST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in TST's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund's assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shareholders of record of Class A Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Class A Shares of the Acquiring Fund and shareholders of record of Class C Shares of the Acquired Fund at the Closing Date shall be credited with full and fractional Class C Shares of the Acquiring Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by JPMorgan Chase Bank, N.A., the Acquiring Fund's and the Acquired Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 28, 2011 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. EST at the offices of the Trust, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Acquired Fund is a separate investment series of TFGT, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

            (b) The Acquired Fund is a separate investment series of TFGT, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of TFGT's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

            (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Acquired Fund at September 30, 2010 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

            (h) Since September 30, 2010, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (k) The Acquired Fund is not under the jurisdiction of a court in a "Title 11 or similar case" (within the meaning of Section 368(a)(3)(A) of the Code);

            (l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

            (m) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (o) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (p) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

            (a) The Acquiring Fund is a separate investment series of TST, a business trust, duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) The Acquiring Fund is a separate investment series of TST, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of TST's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund at March 31, 2010 and the unaudited financial statements of the Acquiring Fund at September 30, 2010 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since September 30, 2010, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code. Except as otherwise expressly provided in this Agreement, neither TFGT, TST, the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Pepper Hamilton LLP to render the tax opinion contemplated in this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by TST's President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by TFGT's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of TFGT.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TFGT's Agreement and Declaration of Trust, By-Laws, the 1940 Act and other applicable law and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP substantially to the effect that, for federal income tax purposes:

            (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund's assumption of certain of the liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund in liquidation of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in the Agreement

            (c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares as contemplated in the Agreement;

            (d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

            (e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

            (f) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares in the Reorganization;

            (g) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefore;

            (h) Under Code Section 1223(1), an Acquired Fund Shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

      No opinion will be expressed as to (1) the effect of the Reorganization on
(A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund Shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

      Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Trusts. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trusts, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to TST and TFGT, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts and Delaware, respectively, which are hereby referred to and are also on file at the principal offices of TST and TFGT. The obligations of TST and TFGT entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the TST and TFGT, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of TST and TFGT personally, but bind only TST or TFGT property, as applicable, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                      TOUCHSTONE FUNDS GROUP TRUST ON BEHALF OF
                                      HEALTHCARE AND BIOTECHNOLOGY FUND

                                      By:
                                         ---------------------------------------

                                      Name:  Jill T. McGruder

                                      Title: President

                                      TOUCHSTONE STRATEGIC TRUST ON BEHALF OF
                                      LARGE CAP GROWTH FUND

                                      By:
                                         ---------------------------------------

                                      Name:  Jill T. McGruder

                                      Title: President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1. READ YOUR PROXY STATEMENT AND HAVE
                                     IT AT HAND.

                                     2. CALL TOLL-FREE 1-800-337-3503 OR GO TO
                                     WEBSITE: WWW.PROXY-DIRECT.COM

                                     3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                     THE SHADED BOX FROM YOUR PROXY CARD.

                                     4. FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5. DO NOT MAIL YOUR PROXY CARD WHEN
                                     YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                     TOUCHSTONE FUNDS GROUP TRUST                     PROXY
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 18, 2011

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of the Touchstone Healthcare and Biotechnology Fund of the Touchstone Funds Group Trust, to be held at the Touchstone Funds Group Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202 on March 18, 2011 at 10:00 a.m. Eastern Time, and appoints Jay Fitton and Brian Hirsch (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any postponements or adjournments thereof) and to vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and with discretionary power to vote on any other business that may properly come before the Special Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT. MARK VOTE ON THE REVERSE SIDE, SIGN BELOW AND RETURN THIS CARD AS SOON AS POSSIBLE.


                                     VOTE VIA THE TELEPHONE: 1-800-337-3503
                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM

                                     -----------------         -----------------
                                     999 9999 9999 999
                                     -----------------         -----------------

                                     YOUR VOTE IS IMPORTANT.
                                     PLEASE COMPLETE, SIGN AND RETURN THIS CARD
                                     AS SOON AS POSSIBLE.
                                     Please sign exactly as your name(s)
                                     appear(s) on this Proxy. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                                     ___________________________________________
                                     Signature

                                     ___________________________________________
                                     Signature (if held jointly)

                                     _____________________________________, 2011
                                     Date                       TSF_22151_012711

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
                          TOUCHSTONE FUNDS GROUP TRUST
                SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2011.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
      https://www.touchstoneinvestments.com/home/ourcompany/proxyvoting.asp

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF THE TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL BELOW. [OBJECT OMITTED]PLEASE MARK VOTE AS IN THIS EXAMPLE: |_|


1.    To consider and act upon an Agreement and Plan of Reorganization (the         FOR   AGAINST   ABSTAIN
      "Plan") providing for the acquisition of all of the assets of the             |_|     |_|       |_|
      Touchstone Healthcare and Biotechnology Fund (the "Healthcare Fund") by
      the Touchstone Large Cap Growth Fund (the "Large Cap Growth Fund"), a
      series of the Touchstone Strategic Trust, in exchange for shares of the
      Large Cap Growth Fund and the assumption by the Large Cap Growth Fund of the liabilities of the Healthcare Fund. The Plan also provides for pro rata distribution of shares of the Large Cap Growth Fund to shareholders of the Healthcare Fund in liquidation and subsequent termination of the
      Healthcare Fund.

      To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

 PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
                                TSF_22151_012711

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 27, 2011

                            Acquisition of Assets of

                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                              CLASS A TICKER: THBCX
                              CLASS C TICKER: THBFX

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By and In Exchange For Shares of

                        TOUCHSTONE LARGE CAP GROWTH FUND
                              CLASS A TICKER: TEQAX
                              CLASS C TICKER: TEQCX

                                   a series of

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement January 27, 2011, relating specifically to the proposed transfer of the assets and liabilities of Touchstone Healthcare and Biotechnology Fund (the "Healthcare Fund"), a series of Touchstone Funds Group Trust, to Touchstone Large Cap Growth Fund (the "Large Cap Growth Fund"), a series of Touchstone Strategic Trust, in exchange for shares of beneficial interest of Large Cap Growth Fund (to be issued to holders of shares of the Healthcare Fund). A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Touchstone Strategic Trust at the telephone number or address set forth above. The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

                                TABLE OF CONTENTS
                                                                            PAGE

INCORPORATION BY REFERENCE.....................................................3
PRO FORMA FINANCIAL STATEMENTS.................................................3

                           INCORPORATION BY REFERENCE

      This SAI incorporates by reference the following documents:

      (1) The Statement of Additional Information of Touchstone Strategic Trust dated July 29, 2010, as supplemented November 15, 2010 (previously filed on EDGAR, Accession No. 0001144204-10-060200);

      (2) Semiannual Report of Touchstone Strategic Trust, for the six months ended September 30, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-061493);

      (3) Annual Report of Touchstone Funds Group Trust, for the fiscal year ended September 30, 2010 (previously filed on EDGAR, Accession No. 0001104659-10-061496); and

      (4) Annual Report of Touchstone Strategic Trust, for the fiscal year ended March 31, 2010 (previously filed on EDGAR, Accession No. 0001144204-10-032344).

                         PRO FORMA FINANCIAL STATEMENTS

      The pro forma financial statements are not required for the Reorganization of the Healthcare Fund into the Large Cap Growth Fund because the net asset value of the Healthcare Fund does not exceed 10 percent of the Large Cap Growth Fund's net asset value.